--------------------------------------------------------------------------------
                     To: HINSDALE  FINANCIAL STOCKHOLDERS
--------------------------------------------------------------------------------

                    WE REQUEST THAT YOU RECONSIDER YOUR VOTE

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER WITH LIBERTY BANCORP BECAUSE THEY ARE CONVINCED THAT THE MERGER WILL INCREASE THE OPERATIONAL AND STRATEGIC VALUE OF YOUR INVESTMENT BASED ON THE FOLLOWING:

   [x] DOUBLE THE SIZE OF YOUR COMPANY BY ACQUIRING ANOTHER COMPANY, THROUGH A MERGER, FOR LESS THAN BOOK VALUE, USING STOCK IN A TAX FREE EXCHANGE

   [x]  INCREASED EARNINGS PER SHARE ($1.85 VS. $1.61)

   [x]  INCREASED BOOK VALUE PER SHARE ($22.71 VS. $20.62)

   [x] ALLIANCE BANCORP WILL BE MORE ATTRACTIVE AS AN ON-GOING ENTITY AND ULTIMATELY TO POTENTIAL SUITORS

   [x]  ANNUAL DIVIDEND OF $.65 PER SHARE TO BE PAID
        AND A PLANNED 10% STOCK REPURCHASE

   [x]  THE GOODWILL LAWSUIT MAY TAKE YEARS TO RESOLVE
        AND ANY POTENTIAL SETTLEMENT IS UNCERTAIN AND MAY BE TAXABLE

           YOU MAY HAVE RECEIVED A LETTER FROM ANOTHER STOCKHOLDER.
                 DO NOT BE MISLED BY THEIR SPECULATIVE CLAIMS.

             PLEASE VOTE IN FAVOR OF THIS VALUE ENHANCING MERGER.
                         --------

               SIGN, DATE AND RETURN THE WHITE PROXY CARD TODAY.

                       THANK YOU FOR YOUR CONSIDERATION.


/s/ Kenne P. Bristol                             /s/ William R. Rybak
KENNE P. BRISTOL                                 WILLIAM R. RYBAK
PRESIDENT AND CEO                                CHAIRMAN OF THE BOARD
------------------------------------------------------------------------------

                                   IMPORTANT
    IF YOU NEED ASSISTANCE OR INFORMATION, PLEASE CALL OUR PROXY SOLICITOR:
                          MORROW & CO., (800) 662-5200

           THE HINSDALE FINANCIAL SPECIAL MEETING WAS ADJOURNED AND
                         RESCHEDULED FOR DEC. 11, 1996

--------------------------------------------------------------------------------
                     To: HINSDALE  FINANCIAL STOCKHOLDERS
--------------------------------------------------------------------------------

                           WE APPRECIATE YOUR SUPPORT


AS YOU KNOW, YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER WITH LIBERTY BANCORP BECAUSE THEY ARE CONVINCED THAT THE MERGER WILL INCREASE THE OPERATIONAL AND STRATEGIC VALUE OF YOUR INVESTMENT BASED ON THE FOLLOWING:

   [x]  DOUBLE THE SIZE OF YOUR COMPANY BY ACQUIRING ANOTHER COMPANY,
        THROUGH A MERGER, FOR LESS THAN BOOK VALUE, USING STOCK IN A TAX FREE EXCHANGE

   [x]  INCREASED EARNINGS PER SHARE ($1.85 VS. $1.61)

   [x]  INCREASED BOOK VALUE PER SHARE ($22.71 VS. $20.62)

   [x] ALLIANCE BANCORP WILL BE MORE ATTRACTIVE AS AN ON-GOING ENTITY AND ULTIMATELY TO POTENTIAL SUITORS

   [x]  ANNUAL DIVIDEND OF $.65 PER SHARE TO BE PAID
        AND A PLANNED 10% STOCK REPURCHASE

   [x]  THE GOODWILL LAWSUIT MAY TAKE YEARS TO RESOLVE
        AND ANY POTENTIAL SETTLEMENT IS UNCERTAIN AND MAY BE TAXABLE

            YOU MAY HAVE RECEIVED A LETTER FROM ANOTHER STOCKHOLDER.
                 DO NOT BE MISLED BY THEIR SPECULATIVE CLAIMS.

 IF YOU HAVE ALREADY VOTED FOR THIS VALUE ENHANCING MERGER, YOU DO NOT HAVE TO
      VOTE AGAIN.  PLEASE DISREGARD THE BLUE PROXY CARD YOU MAY RECEIVE.

                      AGAIN, THANK YOU FOR YOUR SUPPORT.


/s/ Kenne P. Bristol                            /s/ William R. Rybak
KENNE P. BRISTOL                                WILLIAM R. RYBAK
PRESIDENT AND CEO                               CHAIRMAN OF THE BOARD
-------------------------------------------------------------------------------

                                   IMPORTANT
    IF YOU NEED ASSISTANCE OR INFORMATION, PLEASE CALL OUR PROXY SOLICITOR:
                          MORROW & CO., (800) 662-5200

             THE HINSDALE FINANCIAL SPECIAL MEETING WAS ADJOURNED
                       AND RESCHEDULED FOR DEC. 11, 1996

--------------------------------------------------------------------------------
                      To: HINSDALE FINANCIAL STOCKHOLDERS
--------------------------------------------------------------------------------

                                   VOTE TODAY
                                      [x]
                               WE NEED YOUR VOTE

          NOT VOTING HAS THE SAME EFFECT AS A VOTE AGAINST THE MERGER

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER WITH LIBERTY BANCORP BECAUSE THEY ARE CONVINCED THAT THE MERGER WILL INCREASE THE OPERATIONAL AND STRATEGIC VALUE OF YOUR INVESTMENT BASED ON THE FOLLOWING:

   [x] DOUBLE THE SIZE OF YOUR COMPANY BY ACQUIRING ANOTHER COMPANY, THROUGH A MERGER, FOR LESS THAN BOOK VALUE, USING STOCK IN A TAX FREE EXCHANGE

   [x]  INCREASED EARNINGS PER SHARE ($1.85 VS. $1.61)

   [x]  INCREASED BOOK VALUE PER SHARE ($22.71 VS. $20.62)

   [x] ALLIANCE BANCORP WILL BE MORE ATTRACTIVE AS AN ON-GOING ENTITY AND ULTIMATELY TO POTENTIAL SUITORS

   [x]  ANNUAL DIVIDEND OF $.65 PER SHARE TO BE PAID
        AND A PLANNED 10% STOCK REPURCHASE

   [x]  THE GOODWILL LAWSUIT MAY TAKE YEARS TO RESOLVE
        AND ANY POTENTIAL SETTLEMENT IS UNCERTAIN AND MAY BE TAXABLE

           YOU MAY HAVE RECEIVED A LETTER FROM ANOTHER STOCKHOLDER.
                 DO NOT BE MISLED BY THEIR SPECULATIVE CLAIMS.

             PLEASE VOTE IN FAVOR OF THIS VALUE ENHANCING MERGER.
                         --------

               SIGN, DATE AND RETURN THE WHITE PROXY CARD TODAY.


/s/ Kenne P. Bristol                                    /s/ William R. Rybak
KENNE P. BRISTOL                                        WILLIAM R. RYBAK
PRESIDENT AND CEO                                       CHAIRMAN OF THE BOARD
--------------------------------------------------------------------------------

                                   IMPORTANT
    IF YOU NEED ASSISTANCE OR INFORMATION, PLEASE CALL OUR PROXY SOLICITOR:
                          MORROW & CO., (800) 662-5200

           THE HINSDALE FINANCIAL SPECIAL MEETING WAS ADJOURNED AND
                         RESCHEDULED FOR DEC. 11, 1996

--------------------------------------------------------------------------------
                      To: HINSDALE FINANCIAL STOCKHOLDERS
--------------------------------------------------------------------------------

                           YOUR SUPPORT IS IMPORTANT

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER WITH LIBERTY BANCORP BECAUSE THEY ARE CONVINCED THAT THE MERGER WILL INCREASE THE OPERATIONAL AND STRATEGIC VALUE OF YOUR INVESTMENT BASED ON THE FOLLOWING:

   [x] DOUBLE THE SIZE OF YOUR COMPANY BY ACQUIRING ANOTHER COMPANY, THROUGH A MERGER, FOR LESS THAN BOOK VALUE, USING STOCK IN A TAX FREE EXCHANGE

   [x]  INCREASED EARNINGS PER SHARE ($1.85 VS. $1.61)

   [x]  INCREASED BOOK VALUE PER SHARE ($22.71 VS. $20.62)

   [x] ALLIANCE BANCORP WILL BE MORE ATTRACTIVE AS AN ON-GOING ENTITY AND ULTIMATELY TO POTENTIAL SUITORS

   [x]  ANNUAL DIVIDEND OF $.65 PER SHARE TO BE PAID
        AND A PLANNED 10% STOCK REPURCHASE

   [x]  THE GOODWILL LAWSUIT MAY TAKE YEARS TO RESOLVE
        AND ANY POTENTIAL SETTLEMENT IS UNCERTAIN AND MAY BE TAXABLE

           YOU MAY HAVE RECEIVED A LETTER FROM ANOTHER STOCKHOLDER.
                 DO NOT BE MISLED BY THEIR SPECULATIVE CLAIMS.

    IF YOU HAVE ALREADY VOTED IN FAVOR OF THIS VALUE ENHANCING MERGER, YOU
       DO NOT HAVE TO VOTE AGAIN. PLEASE DISREGARD THE BLUE PROXY CARD
                               YOU MAY RECEIVE.

          IF YOU HAVE VOTED AGAINST THE MERGER, WE REQUEST THAT YOU RECONSIDER YOUR VOTE AND SUPPORT THIS MERGER BY SIGNING, DATING AND
                   RETURNING THE ENCLOSED WHITE PROXY CARD.

                         THANK YOU FOR YOUR ATTENTION.


/s/ Kenne P. Bristol                                    /s/ William R. Rybak
KENNE P. BRISTOL                                        WILLIAM R. RYBAK
PRESIDENT AND CEO                                       CHAIRMAN OF THE BOARD
--------------------------------------------------------------------------------

                                   IMPORTANT
    IF YOU NEED ASSISTANCE OR INFORMATION, PLEASE CALL OUR PROXY SOLICITOR:
                          MORROW & CO., (800) 662-5200

           THE HINSDALE FINANCIAL SPECIAL MEETING WAS ADJOURNED AND
                         RESCHEDULED FOR DEC. 11, 1996